Exhibit 10.2

EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

among

RTXA, INC.,

as Issuer,

and

THE INVESTORS PARTY HERETO

Dated as of May 9, 2003

7.10	Severability	16
7.11	Rules of Construction	17
7.12	Entire Agreement	17
7.13	Certain Expenses	17
7.14	Publicity	17
7.15	Further Assurances	18
7.16	Sellers as Third Party Beneficiaries	18

SCHEDULES

Schedule 2.01	Purchased Securities
Schedule 4.09	Capitalization

ii

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of May 9, 2003, between RTXA, INC., a Delaware corporation (the “Company”), and each of the investors listed on the signature pages hereto (collectively, the “Investors”).

Statement of Purpose

The Company and its wholly-owned subsidiary, RTXA Sub, Inc., a Delaware corporation (“Acquisition Sub”) have entered into a Stock Purchase Agreement, dated as of the date hereof (the “Acquisition Agreement”), with Republic Financial Services, Inc., a Texas corporation (“RFS Texas”), Republic Financial Services, Inc., a Nevada corporation (“RFS Nevada” and, together with RFS Texas, the “Sellers”) and Winterthur U.S. Holdings, Inc., a Delaware corporation (solely for purposes of Section 13.13 thereof), providing for the acquisition (the “Acquisition”) by Acquisition Sub from the Sellers of all of the issued and outstanding stock of Republic Group No. Two Company, a Missouri corporation, Eagle General Agency, Inc., a Texas corporation, and Republic Underwriters Insurance Company, an insurance company organized under the laws of the State of Texas (collectively, the “Acquired Companies”).

In order to obtain financing to consummate the Acquisition, the Company proposes to issue Series A Redeemable Preferred Stock and Common Stock, as more particularly described herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

1.01 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Acquired Companies” has the meaning assigned thereto in the Statement of Purpose.

“Acquisition” has the meaning assigned thereto in the Statement of Purpose.

“Acquisition Agreement” has the meaning assigned thereto in the Statement of Purpose.

“Acquisition Documents” means the Acquisition Agreement and each other document and instrument executed pursuant thereto in connection with the Acquisition.

“Acquisition Sub” has the meaning assigned thereto in the Statement of Purpose.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Securities Purchase Agreement, as amended, restated or supplemented from time to time.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law or executive order to close.

“Bylaws” means the Bylaws of the Company, as amended, restated or supplemented from time to time.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, partnership interests, membership interests or other equivalent equity interests and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other equity interests.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as amended or supplemented from time to time.

“Class A Common Stock” means the Class A Voting Common Stock of the Company, par value $0.01 per share, as described in the Certificate of Incorporation.

“Class B Common Stock” means the Class B Non-Voting Common Stock of the Company, par value $0.01 per share, as described in the Certificate of Incorporation

“Closing” has the meaning assigned thereto in Section 2.03.

“Closing Date” has the meaning assigned thereto in Section 2.03.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

“Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Common Shares” has the meaning assigned thereto in Section 2.01.

“Common Stock” means (a) the Class A Common Stock, (b) the Class B Common Stock, (c) any other class of capital stock hereafter authorized having the right to share in distributions either of earnings or assets without limit as to amount or percentage or (d) any other capital stock into which the foregoing Common Stock is reclassified or reconstituted.

“Company Charter Documents” means the Certificate of Incorporation and the Bylaws of the Company, as amended or supplemented from time to time.

“Competitive Transaction” has the meaning assigned thereto in Section 6.02.

“Contractual Obligation” means, as to any Person, any provision of any securities issued by such Person or of any indenture or credit agreement or any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or to which it may be subject.

“Financing Certificate” has the meaning assigned thereto in Section 2.03(b).

“Fully Diluted Common Stock” means all shares of Common Stock, computed as if all warrants, options and other securities exercisable for or convertible into Common Stock had been exercised or converted.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Holder” means each Investor and any other holder of any Purchased Securities.

“Investors” has the meaning set forth in the introductory paragraph.

“Investor Rights Agreement” means the Investor Rights Agreement dated as of the date hereof among the Company and the Investors party thereto, as amended, restated or supplemented from time to time.

“Lien” means any mortgage, lien, charge, pledge, security interest, easement, restriction, restricted encumbrance, adverse claim or any other defect in title.

“Person” means any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any Governmental Authority.

“Preemptive Rights” means any preemptive or other similar rights to acquire Capital Stock whether created by a Contractual Obligation or by any Requirement of Law applicable at any time to the Company or any of its Subsidiaries.

“Preferred Shares” has the meaning assigned thereto in Section 2.01.

“Preferred Stock” means, collectively, the Series A Redeemable Preferred Stock of the Company, as described in the Company Charter Documents, and any other capital stock of the Company into which such stock is reclassified or reconstituted.

“Purchased Securities” has the meaning assigned thereto in Section 2.01.

“Purchasers” means the Investors other than the Wand Principals.

“Registration Agreement” means the Registration Rights Agreement dated as of the date hereof among the Company and the Investors party thereto, as amended, restated or supplemented from time to time.

“Required Purchasers” means (a) prior to Closing, Purchasers who would purchase at such Closing at least a Majority of the Preferred Shares, as set forth on Schedule 2.01, and (b) after the Closing, Holders holding at least a majority of the Preferred Shares then outstanding.

“Requirements of Law” means, with respect to a Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

“RFS Nevada” has the meaning assigned thereto in the Statement of Purpose.

“RFS Texas” has the meaning assigned thereto in the Statement of Purpose.

“SBIC Letter” means the letter agreement executed by the Company in favor of Banc America Capital Investors SBIC I, L.P. (“BACI”) relating to certain regulatory matters required due to BACI’s status as a registered Small Business Investment Company.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Sellers” has the meaning assigned thereto in the Statement of Purpose.

“Senior Credit Facility” has the meaning assigned thereto in the Section 2.01(c).

“Senior Loan Agreement” means the credit agreement (or similar agreement), pursuant to which the Company receives the Senior Credit Facility, if any, to be dated as of the Closing Date by and among the Company and the financial institutions party thereto, in the form attached to the Financing Certificate and as amended, restated or supplemented or otherwise modified from time to time.

“Senior Loan Documents” means the Senior Loan Agreement and each promissory note and other loan, credit or security document executed in connection with the Senior Loan Agreement, in each case in the form attached to the Financing Certificate and as amended, restated or supplemented or otherwise modified from time to time.

“Series A Preferred Stock” means the Series A Redeemable Preferred Stock of the Company, as described in the Certificate of Incorporation.

“Subject Companies” has the meaning set forth in Acquisition Agreement as in effect on the date hereof.

“Subsidiary” means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (b) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

“Transaction Documents” means collectively, this Agreement, the Investor Rights Agreement, Registration Agreement, the Wand Consulting Agreements, the Company Charter Documents, the SBIC Letter, the Acquisition Documents and, if any, the Senior Loan Documents.

“Wand Principals” means, collectively, Bruce W. Schnitzer; John S. Struck; and Patrick McLaughlin.

“Wand Consulting Agreements” means, without duplication, the collective reference to those certain Consulting Agreements between the Company, and each of the Wand Principals, respectively, each dated as of the date hereof.

ARTICLE II

PURCHASE AND SALE OF PURCHASED SECURITIES

2.01 Purchase and Sale of Purchased Securities. Subject to the terms and conditions hereof, the Company will issue to the Purchasers, and each Purchaser, severally and not jointly, will acquire from the Company on the Closing Date the following securities:

(a) Preferred Stock. The Company shall issue 107,000 shares of Preferred Stock (the “Base Preferred Shares”); provided, that if the Preliminary Closing Adjustment (as defined in the Acquisition Agreement) is positive the Company shall also issue, and the Purchasers shall purchase, severally and not jointly, a number of additional shares of Preferred Stock equal to the amount of such Preliminary Closing Adjustment divided by $1,000 and rounded upward to the nearest whole share (the “Additional Preferred Shares”, and together with the Base Preferred Shares, the “Preferred Shares”), allocated as set forth on Schedule 2.01.

(b) Common Shares. The Company shall issue the shares of Common Stock, in the respective amounts as set forth on Schedule 2.01 (the “Common Shares”). The Common Shares and the Preferred Shares shall be issued for an aggregate combined Purchase Price equal to the sum of (i) $107,000,000 plus, (ii) the product of $1,000 multiplied by the number of Additional Preferred Shares issued at Closing (such sum referred to as the “Equity Purchase Price”).

(c) Bridge Notes. If the Company does not have available on the Closing Date debt financing (the “Senior Credit Facility”) in an amount sufficient, together with the Equity Purchase Price, to pay the Purchase Price (as defined in the Acquisition Agreement as in effect on the date hereof) and all closing costs payable by the Company at Closing (the “Closing Costs”), then the Purchasers, severally and not jointly, shall purchase senior bridge promissory notes (the “Bridge Notes” and, together with the Preferred Shares and the Common Shares, the “Purchased Securities”) in the form attached hereto as Exhibit A, in an aggregate amount not to exceed the lesser of (i) an amount equal to (A) the Purchase Price plus the Closing Costs minus (B) the Equity Purchase Price plus the amount of the Senior Credit Facility, if any, funded at Closing and (ii) $30,000,000, in either case allocated as set forth on Schedule 2.01. The purchase price paid for each Bridge Note shall be 100% of the original principal amount thereof.

2.02 Redemption Premium. The Company and each Investor acknowledge that under the regulations of the United States Department of Treasury, the issuance of the Preferred Shares and the Common Shares for an aggregate, combined purchase price will result in the creation of a “redemption premium” on the Preferred Shares equal to the value of the Common Shares. After taking into account all relevant factors (including the fact that no public market for the Common Stock currently exists, the general condition of the financial markets at this time, the liquidation preferences of senior securities of the Company, the nature of the rights provided for in the Certificate of Incorporation and all other matters concerning the transactions contemplated by this Agreement), the Company and each Investor agree that the aggregate redemption premium on the Preferred Shares (i.e., the aggregate value of the Common Shares) is $79,468. The parties acknowledge that this amount will be within the range to cause the redemption premium on the Preferred Shares to be “de minimis” within the meaning of Code section 305(c)(1). The redemption premium will be allocated pro rata among the Preferred Shares. Neither the Company nor any Investor will take any position for United States federal income tax purposes that is inconsistent with the provisions of this Section 2.02.

2.03 Closing. Subject to the terms and conditions of this Agreement, the issuance and purchase of the Purchased Securities shall take place at the closing (the “Closing”) to be held at the offices of Dewey Ballantine LLP, New York, New York, at 10:00 a.m., on the Closing Date as defined in the Acquisition Agreement, or at such other time and place as the Company and the Purchasers may agree in writing (the “Closing Date”). At the Closing:

(a) the Company shall deliver to each Purchaser the certificates representing its Purchased Securities against delivery to the Company by such Purchaser of the purchase price therefor by wire transfer of immediately available funds to an account specified by the Company in writing prior to the Closing, or by another means acceptable to the Company;

(b) the Company shall deliver to each Purchaser a certificate (the “Financing Certificate”) dated as of the Closing Date from an officer of the Company, stating either that (i) despite the Company’s efforts as required under Section 6.01, the Company was unable to obtain a Senior Credit Facility or (ii) the Company will receive the proceeds of a Senior Credit Facility at Closing and, in such event, attached thereto shall be copies of all of the Senior Loan Documents, as approved by the Board of Directors of the Company; and

(c) the Company and each Investor shall execute and deliver the respective Transaction Documents to which they are a party.

ARTICLE III

CONDITIONS TO THE OBLIGATION

OF THE PURCHASERS TO EFFECT THE CLOSING

The obligation of each Purchaser to purchase the Purchased Securities, to pay the purchase price therefor at the Closing and to perform any obligations hereunder shall be subject to the satisfaction of the following conditions on or before the Closing Date:

3.01 Purchase Permitted by Applicable Laws. The acquisition of and payment for the Purchased Securities to be acquired by such Purchaser hereunder and the consummation of the transactions contemplated hereby (a) shall not be prohibited by any Requirement of Law and (b) shall not subject such Purchaser to any penalty or, in its reasonable judgment, other onerous condition under or pursuant to any Requirement of Law. Each Purchaser hereby represents that the conditions set forth in this Section 3.01 would be satisfied if the Closing were to occur on the date hereof and all required approvals (including the approval of each Form A filing to be made in accordance with the provisions of the Acquisition Agreement and this Agreement) relating to the Acquisition were obtained.

3.02 Conditions to Acquisition. All conditions precedent to the obligations of the Company and Acquisition Sub under the Acquisition Agreement, as in effect on the date hereof, shall be satisfied without any waiver by the Company or Acquisition Sub and concurrently with (or immediately after) the Closing, the Company shall acquire good title to the Shares (as set forth in the Acquisition Agreement).

ARTICLE IV

REPRESENTATIONS AND

WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each Purchaser as follows as of the date hereof and as of the Closing Date:

4.01 Corporate Existence and Power. The Company and each of its Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged and (c) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is or will be a party.

4.02 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and by the Company and each of its Subsidiaries of each other Transaction Document to which it is or will be a party and the transactions contemplated hereby and thereby, including without limitation the issuance by the Company of the Purchased Securities, (a) have been, or in the case of the Senior Loan Documents will be, duly authorized by all necessary corporate, and if required, stockholder action, of the Company and each of its Subsidiaries (b) do not contravene the terms of the Company Charter Documents or the organizational documents of any Subsidiary and (c) will not violate, conflict with or result in any breach or contravention of or the creation of any Lien (other than Liens created under the Senior Loan Documents) under, any Contractual Obligation of the Company or any of its Subsidiaries, or any Requirement of Law applicable to the Company or any of its Subsidiaries.

4.03 Governmental Authorization; Third Party Consents. Except as contemplated by the Transaction Documents and except to the extent previously and duly obtained or made and in full force and effect, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by the Company or any of its Subsidiaries or enforcement against such Person of this Agreement and the other Transaction Documents to which it is a party or the transactions contemplated hereby or thereby.

4.04 Binding Effect. This Agreement and the other Transaction Documents to which the Company and any of its Subsidiaries is or will be a party will, upon the due execution and delivery thereof by the Company and such Subsidiary, constitute the legal, valid and binding obligation of the Company and such Subsidiary enforceable against the Company or such Subsidiary in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability.

4.05 Litigation. There are no legal actions, suits, proceedings, claims or disputes pending, or to the knowledge of the Company or any of its Subsidiaries, threatened, at law, in equity, in arbitration or before any Governmental Authority against or affecting the Company or any of its Subsidiaries which affects the legality, validity or enforceability of this Agreement or which seeks to obtain damages or obtain relief as a result of, the transactions contemplated by the Transaction Documents. No injunction, writ, temporary restraining order, decree or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any of the other Transaction Documents.

4.06 No Activities. Neither the Company nor any of its Subsidiaries (a) has conducted any business other than the negotiation of the Acquisition and the financing thereof (including, without limitation, the negotiation of each of the Transaction Documents) or (b) has any material rights, liabilities or obligations except as set forth herein and in the Acquisition Agreement or in any of the other Transaction Documents.

4.07 Disclosure. To the Company’s knowledge, this Agreement and the documents and certificates furnished to the Purchasers by the Company on or prior to the Closing do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

4.08 Investment Company/Government Regulations. Neither the Company nor any Person controlling, controlled by or under common control with the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Neither the Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, or any federal or state statute or regulation limiting its ability to incur Indebtedness. Neither the Company nor any of its Subsidiaries is engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used in Regulations G and U of the Board of Governors of the Federal Reserve System). No part of the proceeds of the transaction contemplated hereby will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of the regulations of such Board of Governors.

4.09 Capitalization.

(a) Ownership Prior to Closing. The authorized Capital Stock of the Company immediately prior to the Closing consists solely of (i) 2,000,000 shares of Common Stock of which (A) 1,750,000 shares will be designated Class A Common Stock, of which 75,591 shares are issued and outstanding as of the date hereof and (B) 250,000 shares are designated Class B Common Stock, none of which are outstanding on the date hereof, and (ii) 118,500 shares of Series A Preferred Stock, of which 1,500 shares are issued and outstanding on the date hereof, in each case owned beneficially and of record by the Persons in the respective amounts set forth on Schedule 4.09(a).

(b) Options. (i) There are no outstanding subscriptions, warrants, options, calls, commitments or other rights or agreements to which the Company or any other Person is bound or entitled to the benefit of relating to the issuance, sale, redemption, transfer or voting of any Capital Stock of the Company, (ii) no shares of Capital Stock of the Company are reserved for any purpose and (iii) except as set forth in the Investor Rights Agreement, no Person has any right or entitlement to any equity securities of the Company (including as the result of any Preemptive Rights).

(c) Ownership Subsequent to Closing. Immediately after the Closing, the authorized capital stock of the Company shall consist solely of:

(i) 2,000,000 shares of Common Stock, of which (A) 1,750,000 shares will be designated Class A Common Stock, of which (i) 678,561 shares will be issued and outstanding as of the Closing Date, owned of record by the Persons in the respective amounts set forth on Schedule 4.09 and (ii) no more than 80,000 shares will be reserved for issuance upon exercise of the Options to be issued pursuant to an equity incentive plan to be approved by the board of directors of the Company and (B) 250,000 shares will be designated Class B Common Stock, of which 241,436 will be issued and outstanding as of the Closing Date owned of record by the Purchasers in the respective amounts set forth on Schedule 4.09(c); and

(ii) 118,500 shares of Series A Preferred Stock, plus the number of Additional Preferred Shares issued hereunder, the number of which that will be issued and outstanding immediately after the Closing will be equal to the number of Preferred Shares issued hereunder plus 1,500, all of which will be owned immediately after the Closing of record by the Persons in the respective amounts set forth on Schedule 4.09(c).

(d) Validity. Each of the Purchased Securities, upon issuance thereof in accordance with the terms of this Agreement, (i) will have been duly authorized and validly issued, will be fully paid and nonassessable and, other than as set forth in the Investor Rights Agreement, will not be subject to call and (ii) will not have been issued in violation of, and will not be subject to, any Preemptive Rights.

(e) Ownership of Acquisition Sub. The authorized Capital Stock of the Acquisition Sub immediately prior to Closing consists solely of 1,000 shares of Common Stock of which 1,000 shares are issued and outstanding on the Closing Date owned beneficially and of record by the Company. There are no outstanding subscriptions, warrants, options, calls, commitments or other rights or agreements to which the Acquisition Sub, the Company or any other Person is bound or entitled to the benefit of relating to the issuance, sale, redemption, transfer or voting of any Capital Stock of the Acquisition Sub, no shares of Capital Stock of the Acquisition Sub are reserved for any purpose and no Person has any right or entitlement to any equity securities of the Acquisition Sub (including as the result of any Preemptive Rights).

4.10 Private Offering. No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Purchased Securities. Assuming the truth of the representations made in Article V, no registration of the Purchased Securities pursuant to the provisions of the Securities Act or any state securities or “blue sky” laws will be required by the offer, sale or issuance of the Purchased Securities.

4.11 Broker’s, Finder’s or Similar Fees. Except for fees payable by the Company to Wand Management Services in the amount of $500,000, there are no brokerage commissions, finder’s fees or similar fees or commissions payable in connection with the transactions contemplated hereby or any other Transaction Document to which the Company is a party, based on any agreement, arrangement or understanding with the Company or any action taken by the Company.

4.12 Acquisition Documents. The Company has delivered to the Purchasers true, complete and correct copies of the Acquisition Agreement and the other Acquisition Documents, together with all amendments and modifications thereto. Such documents (including the schedules and exhibits thereto) comprise a full and complete copy of all agreements between the parties thereto with respect to the subject matter thereof and all transactions related thereto, and there are no agreements or understandings, oral or written, or side agreements not contained therein that relate to or modify the substance thereof.

4.13 Senior Loan Documents. The copies of the Senior Loan Documents, if any, attached to the Financing Certificate are true, complete and correct copies of the Senior Loan Documents together with all amendments and modifications thereto. Such documents (including the schedules and exhibits thereto) comprise a full and complete copy of all agreements between the parties thereto with respect to the subject matter thereof and all transactions related thereto, and there are no agreements or understandings, oral or written, or side agreements not contained therein that relate to or modify the substance thereof.

ARTICLE V

REPRESENTATIONS AND

WARRANTIES OF THE INVESTORS

Each Investor, severally and not jointly, hereby represents and warrants as follows as to itself only and not as to any other Investor, as of the date hereof and as of the Closing Date:

5.01 Authorization; No Contravention. The execution, delivery and performance by such Investor of this Agreement and each other Transaction Document to which it is or will be a party (a) is within such Investor’s power and authority and has been duly authorized by all necessary action, (b) does not contravene the terms of such Investor’s organizational documents or any amendment thereof and (c) will not violate, conflict with or result in any breach or contravention of any Contractual Obligation of such Investor, or any Requirement of Law applicable to such Investor.

5.02 Binding Effect. This Agreement and each other Transaction Document to which it is or will be a party has been duly executed and delivered by such Investor, and this Agreement constitutes the legal, valid and binding obligation of such Investor enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles relating to enforceability.

5.03 Accredited Investor; Purchase for Own Account. Such Investor is an “accredited investor” within the meaning of Regulation D under the Securities Act. The Purchased Securities are being or will be acquired for its own account for investment purposes only and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the Securities Act or the securities laws of any state, without prejudice, however, to the rights of such Investor at all times to sell or otherwise dispose of all or any part of the Purchased Securities under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act. If such Investor should in the future decide to dispose of the Purchased Securities, such Investor understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect.

5.04 Broker’s, Finder’s or Similar Fees. Except for fees payable by the Company to Wand Management Services in the amount of $500,000, there are no brokerage commissions, finder’s fees or similar fees or commissions payable in connection with the transactions contemplated hereby, or by any other Transaction Document to which such Investor is a party, based on any agreement, arrangement or understanding with such Investor or any action taken by such Investor.

5.05 Governmental Authorization; Third Party Consent. Except as contemplated by the Transaction Documents, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by such Investor or enforcement against such Investor of this Agreement and each other Transaction Document to which it is or will be a party or the transactions contemplated hereby or thereby.

5.06 Independent Investor. Such Investor has independently (a) evaluated the Company, its Subsidiaries, the Acquisition, the Subject Companies and each of the transactions contemplated by or referred to herein, (b) reviewed this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby and (c) made its own investment decision with respect to such transactions, in each case without reliance on any other Investor. Such Investor has received all the information it considers necessary or appropriate for deciding whether to purchase the Purchased Securities. Each Investor understands that it shall be responsible for its own investment risk arising as a result of the transactions contemplated by this Agreement and the Transaction Documents (except with respect to its indemnity and other rights against the Company as set forth herein and therein).

ARTICLE VI

COVENANTS PRIOR TO CLOSING

6.01 Commercially Reasonable Efforts. The Company will use its commercially reasonable efforts to take all actions necessary, proper or advisable in order to perform the transactions contemplated hereby (including satisfaction, but not waiver, of the closing conditions set forth in Article III) and to obtain a Senior Credit Facility; provided, that the

Company shall not make a Form A filing (or other insurance regulatory filing relating to the transactions contemplated hereby and by the Acquisition Documents) without providing counsel to the Purchasers an opportunity to review and approve such filing (which approval shall not be unreasonably withheld or delayed). Each of the Investors will use all commercially reasonable efforts to (a) take all actions necessary, proper or advisable to perform its respective obligations hereunder and (b) assist and co-operate with the Company in connection with all filings contemplated in the preceding sentence. Without limitation of the foregoing, upon the written direction of the Purchasers stating that all conditions precedent in Article III have been satisfied or waived by each Purchaser (which shall be promptly delivered upon such satisfaction or waiver), the Company, each Purchaser and each of the Wand Principals shall perform all actions to be performed at the Closing and at the closing referred to in the Acquisition Agreement.

6.02 Company and Wand Exclusivity. Until October 15, 2003, none of the Wand Principals, the Company or its Subsidiaries will, and each of them will cause its Affiliates and representatives (including any director, officer, employee, agent, consultant, advisor or other representative, including legal counsel, accountants and financial advisors) not to, directly or indirectly: (a) solicit, initiate or encourage any inquiry, proposal, offer or contact from any entity or person (other than the Purchasers) relating to (i) any acquisition, divestiture, merger, share exchange, consolidation, business combination, recapitalization, redemption, financing, sale of a substantial amount of assets or similar transaction involving either Seller or their respective Affiliates or (ii) any transaction involving the sale of any direct or indirect equity-linked interest in the Company or otherwise relating to any transaction described in clause (i) (the transactions in this clause (a) are collectively referred to as a “Competitive Transaction”); or (b) participate in any discussion or negotiation regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any entity or person (other than the Purchasers) to do or seek any Competitive Transaction. If any entity or person makes any inquiry, proposal, offer or contact with respect to any Competitive Transaction described above, the Company or the Wand Principal receiving such inquiry, proposal, offer or contact will immediately notify each Purchaser in writing of such incident and all related details.

6.03 Purchaser Exclusivity. Prior to January 1, 2004 none of the Purchasers will pursue (a) unless approved in writing by the Wand Principals, the Acquisition or any related or similar transaction involving either Seller or (b) unless approved in writing by each other Purchaser, an equity financing of the Company (or any of its Subsidiaries) or any Affiliate of the Wand Principals in connection with the Acquisition, in each case outside the terms and conditions described herein.

6.04 Limitation on Actions. Unless otherwise consented to by the Required Purchasers, prior to the Closing Date, the Company will not, and will not permit any of its Subsidiaries to, take any actions or conduct any businesses other than in connection with the consummation of the Acquisition and the negotiation and consummation of the financing thereof (including, without limitation, the negotiation of each of the Transaction Documents which are not executed as of the date hereof).

6.05 Notice of Developments. The Company will promptly, and in any event within three Business Days (a) deliver to the Purchasers copies of any notice that it receives pursuant to any Acquisition Document and (b) notify the Purchasers of any fact or condition developing after the date hereof that would (i) constitute a breach of any representation or warranty of the Company in this Agreement if such representation or warranty were made on the date of the occurrence or discovery of such fact or condition or (ii) be reasonably likely to result in the conditions precedent set forth herein or in the Acquisition Agreement not being satisfied.

ARTICLE VII

MISCELLANEOUS

7.01 Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement, any investigation by or on behalf of the Purchasers, acceptance of the Purchased Securities and payment therefor, or termination of this Agreement.

7.02 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, overnight courier service or personal delivery:

(a)	if to the Company:

RTXA, Inc.

c/o Wand Partners Inc.

630 Fifth Avenue

Suite 2435

New York, New York 10111

Attn:	Bruce W. Schnitzer
Telephone No.:	(212) 632-3795
Fax No.:	(212) 307-5599

With a copy to:
Skadden, Arps, Slate, Meagher & Flom LLP
1440 New York Avenue, NW
Washington, DC 20005
Attn:	Michael P. Rogan, Esq.
Telephone No.:	202-371-7000
Fax No.:	202-393-5760

(b)	if to any Investor, to the respective address set forth on Schedule 7.02 hereto.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

7.03 Assignments. The Company shall not assign its rights or obligations hereunder or under any of the other Transaction Documents without the prior consent of the Required Purchasers. Subject to the provisions of the Investor Rights Agreement, each Holder may assign all or a portion of its interests, rights and obligations under this Agreement to any Person to which it transfers any Purchased Securities.

7.04 Amendments, Determinations, Requests or Consents. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company, and the Required Purchasers in accordance with this Section and (ii) only in the specific instance and for the specific purpose for which made or given; provided, that:

(a) no amendment or modification shall be made to increase or decrease the allotment of Purchased Securities to any Purchaser, as set forth on Schedule 2.01, unless approved in writing by that Purchaser;

(b) no amendment, modification or waiver of any provision of this Agreement that adversely affects the rights of one Investor in a manner materially different from any other Investor shall be effective against such adversely affected Investor unless approved in writing by that Investor;

(c) no Holder shall have the right to give any consent hereunder if such Holder has acquired any Purchased Security in violation of the provisions of the Investor Rights Agreement; and

(d) if any such amendment, supplement, modification, waiver or consent will adversely affect the Sellers, then the Sellers’ consent is required and the Sellers shall be provided with prior written notice and, in any event, a copy of any amendment, supplement, modification, waiver or consent shall be provided to the Sellers.

7.05 Remedies Cumulative. No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Except as expressly set forth herein, the remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law, in equity or otherwise.

7.06 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

7.07 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7.08 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

7.09 Specific Performance; Arbitration; Limitation on Damages.

(a) Each Investor and the Company acknowledge and agree that in the event of any breach of this Agreement, the non-breaching party or parties would be irreparably harmed and could not be made whole by monetary damages, and therefore each Investor and the Company hereby waive the defense in any action for specific performance or injunctive relief that a remedy at law would be adequate. Each Investor and the Company further agree that each Investor, in addition to any other remedy to which such Investor or the Company may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement and to obtain injunctive relief in any action instituted in a court of proper jurisdiction.

(b) Except as provided in Section 7.09(a), any dispute among the parties hereto shall, on demand of any party to such dispute, be submitted to binding arbitration in New York, New York, conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a panel of three impartial arbitrators selected in accordance with such Rules, and judgement upon the award of the arbitrators may be entered in any court of competent jurisdiction. In rendering their award, the arbitrators shall enforce this Agreement in accordance with its terms and in accordance with applicable law, and shall assess the costs of such arbitration as they deem just and equitable in light of their determination of the issues being arbitrated.

(c) NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN NO EVENT SHALL ANY INVESTOR BE LIABLE TO THE COMPANY OR TO ANY OTHER PARTY OR PERSON WITH RESPECT TO CLAIMS ARISING HEREUNDER FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES INCLUDING DAMAGES FOR LOSS OF PROFITS, EVEN IF SUCH INVESTOR HAS BEEN ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH LOSS OR DAMAGES. FURTHER, NO INVESTOR SHALL HAVE ANY LIABILITY WITH RESPECT TO CLAIMS ARISING HEREUNDER FOR ANY AMOUNT IN EXCESS OF ITS AGGREGATE COMMITMENT TO PURCHASE PURCHASED SECURITIES AS SET FORTH ON SCHEDULE 2.01.

(d) In no event shall any Investor that has tendered all amounts payable by it under Section 2.01 have any liability to any Person arising out of the failure of any other Investor to perform its obligations hereunder.

7.10 Severability If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

7.11 Rules of Construction. Unless the context otherwise requires, “or” is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

7.12 Entire Agreement. This Agreement, together with the exhibits and schedules hereto and the other Transaction Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

7.13 Certain Expenses. The Company shall pay or reimburse (a) each Investor for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) in connection with the negotiation, preparation, execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated thereby; (b) each Holder for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses for one counsel to the Required Purchasers) in connection with any amendment, modification or waiver of any of the terms of this Agreement or any Transaction Document; (c) each Holder for all costs and expenses of such Holder (including, without limitation, reasonable attorney’s fees and expenses) in connection with (i) any enforcement proceedings resulting herefrom and (ii) the enforcement of this Section 7.13; and (d) each Holder for transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or the Transaction Documents or any other document referred to herein or therein.

7.14 Publicity. Except as may be required by applicable law, none of the parties hereto shall issue a publicity release or announcement or otherwise make any public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto (which approval will not be unreasonably withheld). If any announcement is required by law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon. Notwithstanding the foregoing, the parties (and each employee, representative or other agent of the parties) may disclose to any and all persons, without limitation of any kind, the tax treatment and any facts that may be relevant to the tax structure of the transactions contemplated herein; provided, however, that no party (nor any employee, representative or other agent thereof) may disclose any other information that is not relevant to understanding the tax treatment and tax structure of the transactions contemplated herein (including the identity of any party and any information that could lead another to determine the identity of any party), or any information to the extent that such disclosure could result in a violation of any federal or state securities law.

7.15 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

7.16 Sellers as Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing herein, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, that the Sellers shall have rights as third-party beneficiaries of the Purchasers’, several and not joint, agreement to Purchase the Purchased Securities at the Closing on the terms and subject to the conditions and limitations set forth herein. Each Purchaser acknowledges such rights shall be enforceable by the Sellers in the stead of the Company, subject to the conditions and limitations set forth herein, including without limitation the provisions of Section 7.09; provided, that the Sellers shall not have the right to commence any enforcement action against any Purchaser until ten (10) Business Days after the date on which the conditions set forth in Article III have been satisfied.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date first above written.

RTXA, INC.

By:	/s/ BRUCE W. SCHNITZER
Name:	Bruce W. Schnitzer
Title:	Chairman

[Signature Pages Continue]

[Securities Purchase Agreement]

BANCAMERICA CAPITAL INVESTORS
SBIC I, L.P.

By:	BANCAMERICA CAPITAL MANAGEMENT
SBIC I, LLC, its General Partner

By:	BANCAMERICA CAPITAL MANAGEMENT I,
L.P., its sole member

By:	BACM I, GP, LLC, its General Partner

By:	/s/ ROBERT H. SHERIDAN
Name:
Title:

[Signature Pages Continue]

[Securities Purchase Agreement]

GREENHILL CAPITAL PARTNERS, L.P.

By:	GCP, LLC, its General Partner

By:	/s/ SCOTT L. BOK
Name:	Scott L. Bok
Title:	Managing Member

GREENHILL CAPITAL PARTNERS
(CAYMAN), L.P.

By:	GCP, LLC, its General Partner

By:	/s/ SCOTT L. BOK
Name:	Scott L. Bok
Title:	Managing Member

GREENHILL CAPITAL PARTNERS
(EXECUTIVE), L.P.

By:	GCP, LLC, its General Partner

By:	/s/ SCOTT L. BOK
Name:	Scott L. Bok
Title:	Managing Member

GREENHILL CAPITAL, L.P.

By:	GCP, LLC, its General Partner

By:	/s/ SCOTT L. BOK
Name:	Scott L. Bok
Title:	Managing Member

[Signature Pages Continue]

[Securities Purchase Agreement]

BRAZOS EQUITY FUND 2000, L.P.

By:	BRAZOS INVESTMENT PARTNERS, LLC,
its General Partner

By:	/s/ PATRICK K. MCGEE
Name:	Patrick K. McGee
Title:	Authorized Officer

[Signature Pages Continue]

[Securities Purchase Agreement]

NORWEST EQUITY PARTNERS VI, LP

By:	ITASCA LBO PARTNERS VI, LLP, its General
Partner

By:	/s/ TIMOTHY C. DEVRIES
Name:	Timothy C. DeVries
Title:	Partner

NORWEST EQUITY PARTNERS VII, LP

By:	ITASCA LBO PARTNERS VII, LLP, its General
Partner

By:	/s/ TIMOTHY C. DEVRIES
Name:	Timothy C. DeVries
Title:	Partner

[Signature Pages Continue]

[Securities Purchase Agreement]

21ST CENTURY GROUP EQUITY FUND, L.P.

By:	21st CENTURY GP, L.L.C., its General Partner

By:	/s/ JOHN WARE
Name:	John Ware
Title:	President

21ST CENTURY GROUP COINVESTORS I, L.P.

By:	21st CENTURY GP, L.L.C., its General Partner

By:	/s/ JOHN WARE
Name:	John Ware
Title:	President

[Signature Pages Continue]

[Securities Purchase Agreement]

/s/ BRUCE W. SCHNITZER
Bruce W. Schnitzer

/s/ JOHN S. STRUCK
John S. Struck

/s/ PATRICK MCLAUGHLIN
Patrick McLaughlin

[Signature Pages Continue]

[Securities Purchase Agreement]

/s/ BRUCE R. MILLIGAN
Bruce R. Milligan

/s/ MARTIN B. CUMMINGS
Martin B. Cummings

/s/ STEPHEN W. MUDD
Stephen W. Mudd

[Securities Purchase Agreement]

RTXA, INC.

Schedule 2.01 to Securities Purchase Agreement

		Series A Preferred Stock		Bridge Notes		Common Shares
Stockholder		Base Preferred Shares	% of Additional Preferred Shares to be Purchased	Maximum Purchase Amount	% of Bridge Notes to be Purchased	Class A	Class B	Total
PRINCIPAL STOCKHOLDERS
BancAmerica Capital Investors SBIC I, L.P.		40,000	37.38%	$11,214,953.27	37.38%	57,034	241,436	298,470

Greenhill Capital Partners, L.P.	61.53%	24,613	23.00%	$6,900,841.12	23.00%	183,660	—	183,660
Greenhill Capital Partners (Cayman), L.P.	8.97%	3,587	3.35%	$1,005,700.93	3.35%	26,763	—	26,763
Greenhill Capital Partners (Executive), L.P.	9.66%	3,864	3.61%	$1,083,364.49	3.61%	28,834	—	28,834
Greenhill Capital, L.P.	19.84%	7,936	7.42%	$2,225,046.73	7.42%	59,214	—	59,214

Total Greenhill		40,000	37.38%	$11,214,953.27	37.38%	298,471	—	298,471

Brazos Equity Fund 2000, L.P.		15,000	14.02%	$4,205,607.48	14.02%	111,926	—	111,926

21st Century Group Equity Fund, L.P.	93.86%	6,101	5.70%	$1,710,560.75	5.70%	45,521	—	45,521
21st Century Group Coinvestors I, L.P.	6.14%	399	0.37%	$111,869.16	0.37%	2,980	—	2,980
Total 21st Century		6,500	6.07%	$1,822,429.91	6.07%	48,501	—	48,501

Norwest Equity Partners VI, LP	33.33%	1,667	1.56%	$467,383.18	1.56%	12,436	—	12,436
Norwest Equity Partners VII, LP	66.67%	3,333	3.11%	$934,485.98	3.11%	24,872	—	24,872

Total Norwest		5,000	4.67%	$1,401,869.16	4.67%	37,308	—	37,308

TOTAL PRINCIPAL STOCKHOLDERS		106,500	99.53%	$29,859,813.08	99.53%	553,240	241,436	794,676

WAND PRINCIPALS
Bruce W. Schnitzer		—	0.26%	$78,504.67	0.26%	—	—	—
John S. Struck		—	0.11%	$33,644.86	0.11%	—	—	—
Patrick McLaughlin		—	0.09%	$28,037.38	0.09%	—	—	—

TOTAL WAND PRINCIPALS		—	0.47%	$140,186.92	0.47%	—	—	—

MANAGEMENT
Bruce Milligan		300	0.00%	—	0.00%	29,838	—	29,838
Martin Cummings		100	0.00%	—	0.00%	9,946	—	9,946
Steve Mudd		100	0.00%	—	0.00%	9,946	—	9,946
TOTAL MANAGEMENT		500	0.00%	—	0.00%	49,730	—	49,730

TOTAL		107,000	100.00%	$30,000,000.00	100.00%	602,970	241,436	844,406

		500		$30,000,000

RTXA, INC.

SCHEDULE 4.09(a)

	Common Stock		Preferred Stock
Stockholder		%		%
Bruce W. Schnitzer	42,331	56.00%	840	56.00%
John S. Struck	18,142	24.00%	360	24.00%
Patrick McLaughlin	15,118	20.00%	300	20.00%
	—		—

Total	75,591	100.00%	1,500	100.00%

RTXA, INC.

SCHEDULE 4.09(c)

Pro Forma Capitalization Table

		Series A Preferred Stock			Common Stock
Stockholder		Shares	% of Series	Class A	Class B	Total	Voting %	Fully- Diluted %
PRINCIPAL STOCKHOLDERS
BancAmerica Capital Investors SBIC I, L.P.		40,000	36.87%	57,034	241,436	298,470	8.41%	29.85%
Greenhill Capital Partners, L.P.	61.85%	24,613	22.68%	184,598	—	184,598	27.20%	18.46%
Greenhill Capital Partners (Cayman), L.P.	8.84%	3,587	3.31%	26,377	—	26,377	3.89%	2.64%
Greenhill Capital Partners (Executive), L.P.	9.76%	3,864	3.56%	29,136	—	29,136	4.29%	2.91%
Greenhill Capital, L.P.	19.55%	7,936	7.31%	58,360	—	58,360	8.60%	5.84%

Total Greenhill		40,000	36.87%	298,471	—	298,471	43.99%	29.85%

Brazos Equity Fund 2000, L.P.		15,000	13.82%	111,926	—	111,926	16.49%	11.19%
21st Century Group Equity Fund, L.P.	93.86%	6,101	5.62%	45,521	—	45,521	6.71%	4.55%
21st Century Group Coinvestors I, L.P.	6.14%	399	0.37%	2,98	—	2,980	0.44%	0.30%

Total 21st Century		6,500	5.99%	48,501	—	48,501	7.15%	4.85%

Norwest Equity Partners VI, LP	33.33%	1,667	1.54%	12,436	—		1.83%	1.24%
Norwest Equity Partners VII, LP	66.67%	3,333	3.07%	24,872	—	24,872	3.67%	2.49%

Total Norwest		5,000	4.61%	37,308	—	37,308	5.50%	3.73%

TOTAL PRINCIPAL STOCKHOLDERS		106,500	98.16%	553,240	241,436	794,676	81.53%	79.47%

WAND PRINCIPALS
Bruce W. Schnitzer		840	0.77%	42,331	—	42,331	6.24%	4.23%
John S. Struck		360	0.33%	18,142	—	18,142	2.67%	1.81%
Patrick McLaughlin		300	0.28%	15,118	—	15,118	2.23%	1.51%

TOTAL WAND PRINCIPALS		1,500	1.38%	75,591	—	75,591	11.14%	7.56%

MANAGEMENT
Bruce Milligan		300	0.28%	29,838		29,838	4.40%	2.98%
Martin Cummings		100	0.09%	9,946		9,946	1.47%	0.99%
Steve Mudd		100	0.09%	9,946		9,946	1.47%	0.99%

TOTAL MANAGEMENT		500	0.46%	49,730	—	49,730	7.33%	4.97%

TOTAL		108,500	100.00%	678,561	241,436	919,997	100.00%	92.00%

OPTION PLAN		—	0.00%	80,000	—	80,000		8.00%

FULLY DILUTED TOTAL		108,500	100%	758,561	241,436	999,997		100.00%

Schedule 7.02

Notice Addresses for Investors

Banc Of America Capital Investors SBIC I, L.P.

Bank of America Corporate Center

100 North Tryon St., 25th Floor

Charlotte, North Carolina 28255-0001

Attn: Robert H. Sheridan III

Fax: (704) 386-6432

Greenhill Capital Partners, L.P.

Greenhill Capital Partners (Cayman), L.P.

Greenhill Capital Partners (Executive), L.P.

Greenhill Capital, L.P.

300 Park Ave., 23rd Floor

New York, NY 10022

Attn: Timothy M. Dwyer

Fax: (212) 389-1726

Brazos Equity Fund 2000, L.P.

300 Crescent Court

Suite 1740

Dallas, TX 75201

Attn: Patrick K. McGee

Fax: (214) 756-6505

Norwest Equity Partners VI, LP

Norwest Equity Partners VII, LP

c/o Norwest Venture Capital Management, Inc.

3600 IDS Center

Minneapolis, MN55402

Attn: Timothy C. DeVries and Stephen B. Soderling

Fax: (612) 215-1601

21st Century Group Equity Fund, L.P.

21st Century Group Coinvestors I, L.P.

200 Crescent Court

Suite 1600

Dallas, TX 75201

Office: (214) 965-7973

Attn: John L. Ware

Fax: (214) 965-7993

Bruce W. Schnitzer

John S. Struck

Patrick McLaughlin

c/o Wand Partners, Inc.

630 Fifth Ave, Suite 2435

New York, NY 10111

Attn: Bruce Schnitzer

Fax: (212) 307-5599

Bruce R. Milligan

Martin B. Cummings

Stephen W. Mudd

c/o Wand Partners, Inc.

630 Fifth Ave, Suite 2435

New York, NY 10111

Attn: Bruce Schnitzer

Fax: (212) 307-5599

[Securities Purchase Agreement]

EXECUTION COPY

FIRST AMENDMENT

TO

SECURITIES PURCHASE AGREEMENT

This First Amendment (this “Amendment”), dated as of August 29, 2003, is entered into by and among RTXA, INC., a Delaware corporation (the “Company”), and each of the investors listed on the signature pages hereto (collectively, the “Investors”).

RECITALS:

WHEREAS, the parties hereto entered into a Securities Purchase Agreement, dated as of May 9, 2003 (as amended, the “Purchase Agreement”), pursuant to which certain of the Investors agreed to purchase securities from the Company on the Closing Date (the “Original Securities”) for an amount not less than $107,000,000;

WHEREAS, the parties herein desire to reduce the amount paid for the Original Securities to an amount not less than $105,000,000, and to make certain other amendments, certifications and waivers as set forth herein; and

WHEREAS, the Company has determined that it will not have available the proceeds of a senior credit facility and the Company and the Investors desire to provide bridge financing to the Company pursuant to the issuance by the Company to the Investors of shares of Series B Preferred Stock (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Purchase Agreement.

2. Amendments to Purchase Agreement.

(a) Amendment to Defined Terms. Section 1.01 is hereby amended by inserting in appropriate alphabetical order, or as applicable, replacing the following definitions:

“Purchased Securities” means, collectively, the Preferred Shares and the Common Shares purchased hereunder.

“Series B Preferred Stock” means the Series B Redeemable Preferred Stock of the Company, as described in the Certificate of Incorporation.

“Transaction Documents” means collectively, this Agreement, the Investor Rights Agreement, the Registration Agreement, the Wand Consulting Agreements, the Company Charter Documents, the SBIC Letter and the Acquisition Documents.

(b) Deletion of Defined Terms. The following defined terms are hereby deleted from the Agreement together with all references thereto:

“Preferred Stock”

“Senior Credit Facility”

“Senior Loan Agreement”

“Senior Loan Documents”

(c) Amendment to Section 2.01. Section 2.01 is hereby deleted in its entirety and replaced with the following:

2.01 Purchase and Sale of Purchased Securities. Subject to the terms and conditions hereof, the Company will issue to the Purchasers, and each Purchaser, severally and not jointly, will acquire from the Company on the Closing Date the following securities:

(a) Series A Preferred Stock. The Company shall issue 105,000 shares of Series A Preferred Stock (the “Base Preferred Shares”) allocated as set forth on Schedule 2.01.

(b) Common Shares. The Company shall issue shares of Common Stock, in the respective amounts as set forth on Schedule 2.01 (the “Common Shares”). The Common Shares and the Base Preferred Shares shall be issued for an aggregate combined purchase price of $105,000,000.

(c) Series B Preferred Stock. The Company shall issue the shares of Series B Preferred Stock (the “Additional Preferred Shares” and, together with the Base Preferred Shares, the “Preferred Shares”) in the respective amounts as set forth on Schedule 2.01 for a purchase price of $22,000,000.

(d) Amendment to Schedule 2.01. Schedule 2.01 is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.

(e) Amendment to Section 2.02. Section 2.02 is hereby amended by substituting the defined term “Base Preferred Shares” for all references to the defined term “Preferred Shares” therein.

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(f) Amendment to Section 4.09. Sections 4.09(a) through 4.09(c) are hereby deleted in their entirety and replaced with the following:

4.09 Capitalization.

(a) Ownership Prior to Closing. The authorized Capital Stock of the Company immediately prior to the Closing consists solely of (i) 2,000,000 shares of Common Stock of which (A) 1,750,000 shares will be designated Class A Common Stock, of which 75,591 shares are issued and outstanding as of the date hereof and (B) 250,000 shares are designated Class B Common Stock, none of which are outstanding on the date hereof, (ii) 110,000 shares of Series A Preferred Stock, of which 1,500 shares are issued and outstanding on the date hereof, and (iii) 22,000 shares of Series B Preferred Stock, none of which are outstanding on the date hereof. The outstanding shares of Capital Stock of the Company are owned beneficially and of record by the Persons in the respective amounts set forth on Schedule 4.09(a).

(b) Options. (i) There are no outstanding subscriptions, warrants, options, calls, commitments or other rights or agreements to which the Company or any other Person is bound or entitled to the benefit of relating to the issuance, sale, redemption, transfer or voting of any Capital Stock of the Company (other than the Investor Rights Agreement), (ii) prior to Closing, no shares of Capital Stock of the Company are reserved for any purpose and (iii) except as set forth in the Investor Rights Agreement, no Person has any right or entitlement to any equity securities of the Company (including as the result of any Preemptive Rights).

(c) Ownership Subsequent to Closing. Immediately after the Closing, the authorized capital stock of the Company shall consist solely of:

(i) 2,000,000 shares of Common Stock, of which (A) 1,750,000 shares will be designated Class A Common Stock, of which (i) 678,561 shares will be issued and outstanding as of the Closing Date, owned of record by the Persons in the respective amounts set forth on Schedule 4.09(c) and (ii) no more than 80,000 shares will be reserved for issuance upon exercise of the Options to be issued pursuant to an equity incentive plan to be approved by the board of directors of the Company and (B) 250,000 shares will be designated Class B Common Stock, of which 241,436 will be issued and outstanding as of the Closing Date owned of record by the Purchasers in the respective amounts set forth on Schedule 4.09(c);

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(ii) 110,000 shares of Series A Preferred Stock, 106,500 of which are issued and outstanding and owned of record by the Persons in the respective amounts set forth on Schedule 4.09(c); and

(iii) 22,000 shares of Series B Preferred Stock, all of which are issued and outstanding and owned of record by the Persons in the respective amounts set forth on Schedule 4.09(c).

(g) Amendment to Schedule 4.09(c). Schedule 4.09(c) is hereby deleted in its entirety and replaced with Schedule 4.09(c) attached hereto.

(h) Amendment to Section 4.13. Section 4.13 is hereby deleted in its entirety.

(i) Amendment to Exhibit A. Exhibit A is hereby deleted in its entirety together with all references thereto.

3. Closing Fee. The Company hereby agrees to pay a closing fee of $1,000,000 to certain of the Investors, allocated pro rata as set forth on Schedule 2.01 attached hereto. The Company and each Investor acknowledge that such fee shall not constitute a breach of the representations set forth in Sections 4.11 and 5.04 of the Agreement.

4. Financing Certification and Waiver. Pursuant to Section 2.03(b) of the Purchase Agreement, the Company hereby certifies that, as of the Closing Date, it will not receive on the Closing Date any proceeds from a senior credit facility. Each Purchaser hereby waives its right under Section 2.03(b) of the Purchase Agreement to receive a separate Financing Certificate as required by such section.

5. Closing Certification. Upon the effectiveness of this Amendment, the Company and each Investor hereby reaffirm all representations and warranties made in the Purchase Agreement, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date. Furthermore, the Company hereby represents and warrants that all conditions precedent to the obligations of the Company and Acquisition Sub under the Acquisition Agreement, as in effect on the date hereof, have been satisfied without any waiver by the Company or Acquisition Sub, and that the Company will acquire good title to the Shares (as set forth in the Acquisition Agreement) as of the Closing.

6. Additional Representations and Warranties. This Amendment and the Purchase Agreement, as amended hereby, constitute legal, valid and binding obligations of the parties hereto and are enforceable against each of the parties hereto in accordance with their terms.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such state.

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8. No Further Amendment. Except as expressly set forth herein, all other provisions of the Purchase Agreement shall be unmodified and shall continue in full force and effect.

9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each party to this Amendment agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed as of the date first above written.

RTXA, INC.

By:	/s/ BRUCE W. SCHNITZER
Name:	Bruce W. Schnitzer
Title:	President

ACKNOWLEDGED AND APPROVED:

REPUBLIC FINANCIAL SERVICES, INC., a Texas corporation

By:	/s/ LAURA K. HINSON
Name:	Laura K. Hinson
Title:	Vice President

REPUBLIC FINANCIAL SERVICES, INC., a Nevada corporation

By:	/s/ LAURA K. HINSON
Name:	Laura K. Hinson
Title:	Vice President

[Signature Pages Continue]

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BANC OF AMERICA CAPITAL INVESTORS SBIC, L.P.

By:	BANC OF AMERICA CAPITAL MANAGEMENT SBIC, LLC, General Partner

By:	BANC OF AMERICA CAPITAL MANAGEMENT, L.P., its sole member

By:	BACM I GP, LLC, its General Partner

By:	/s/ ROBERT L. EDWARDS, JR.
Name:	Robert L. Edwards, Jr.
Title:	Authorized Signatory

[Signature Pages Continue]

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GREENHILL CAPITAL PARTNERS, L.P.

By:	GCP, LLC, its General Partner

By:	/s/ SCOTT L. BOK
Name:	Scott L. Bok
Title:	Managing Member

GREENHILL CAPITAL PARTNERS (CAYMAN), L.P.

By:	GCP, LLC, its General Partner

By:	/s/ SCOTT L. BOK
Name:	Scott L. Bok
Title:	Managing Member

GREENHILL CAPITAL PARTNERS (EXECUTIVE), L.P.

By:	GCP, LLC, its General Partner

By:	/s/ SCOTT L. BOK
Name:	Scott L. Bok
Title:	Managing Member

GREENHILL CAPITAL, L.P.

By:	GCP, LLC, its General Partner

By:	/s/ SCOTT L. BOK
Name:	Scott L. Bok
Title:	Managing Member

[Signature Pages Continue]

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BRAZOS EQUITY FUND 2000, L.P.

By:	Brazos Investment Partners, LLC, Its general partner

By:	/s/ PATRICK K. MCGEE
Name:
Title:

[Signature Pages Continue]

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NORWEST EQUITY PARTNERS VI, LP

By:	ITASCA LBO Partners VI, LLP, Its general partner

By:	/s/ TIMOTHY C. DEVRIES
Name:	Timothy C. DeVries
Title:	Managing Partner

NORWEST EQUITY PARTNERS VII, LP

By:	ITASCA LBO Partners VII, LLP, Its general partner

By:	/s/ TIMOTHY C. DEVRIES
Name:	Timothy C. DeVries
Title:	Managing Partner

[Signature Pages Continue]

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21ST CENTURY GROUP EQUITY FUND, L.P.

By:	21st Century GP, L.L.C., Its general partner

By:	/s/ JOHN WARE
Name:	John Ware
Title:	President

21ST CENTURY GROUP COINVESTORS I, L.P.

By:	21st Century GP, L.L.C., Its general partner

By:	/s/ JOHN WARE
Name:	John Ware
Title:	President

[Signature Pages Continue]

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/s/ BRUCE W. SCHNITZER
Bruce W. Schnitzer

/s/ JOHN S. STRUCK
John S. Struck

/s/ PATRICK MCLAUGHLIN
Patrick McLaughlin

[Signature Pages Continue]

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/s/ BRUCE R. MILLIGAN
Bruce R. Milligan

/s/ MARTIN B. CUMMINGS
Martin B. Cummings

/s/ STEPHEN W. MUDD
Stephen W. Mudd

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RTXA, INC.

Revised Schedule 2.01 to Securities Purchase Agreement

		Preferred Stock		Common Stock			Purchase Price
Stockholder		Series A Preferred Shares	Series B Preferred Shares	Class A	Class B	Total Shares	Base Purchase Price	Bridge Purchase Price	Total Purchase Price	Closing Fee
PRINCIPAL STOCKHOLDERS
BancAmerica Capital Investors SBIC I, L.P.		39,252	8,223	57,034	241,436	298,470	$39,252,000.00	$8,223,445.39	$47,475,445.39	$373,792.97

Greenhill Capital Partners, L.P.	61.85%	24,276	5,086	184,598	—	184,598	$24,276,620.34	$5,085,915.63	$29,362,535.97	$231,177.98
Greenhill Capital Partners (Cayman), L.P.	8.84%	3,469	727	26,377	—	26,377	$3,468,820.32	$726,768.88	$4,195,589.20	$33,034.95
Greenhill Capital Partners (Executive), L.P.	9.76%	3,832	803	29,136	—	29,136	$3,831,639.76	$802,818.78	$4,634,458.54	$36,491.76
Greenhill Capital, L.P.	19.55%	7,675	1,608	58,360	—	58,360	$7,674,919.58	$1,607,942.10	$9,282,861.68	$73,088.28
Total Greenhill		39,252	8,223	298,471	—	298,471	$39,252,000.00	$8,223,445.39	$47,475,445.39	$373,792.97

Brazos Equity Fund 2000, L.P.		14,720	3,084	111,926	—	111,926	$14,720,000.00	$3,083,896.77	$17,803,896.77	$140,177.13

21st Century Group Equity Fund, L.P.	93.86%	5,987	1,254	45,521	—	45,521	$5,987,046.43	$1,254,299.59	$7,241,346.02	$57,013.62
21st Century Group Coinvestors I, L.P.	6.14%	392	82	2,980	—	2,980	$391,953.57	$82,125.51	$474,079.08	$3,732.98
Total 21st Century		6,379	1,336	48,501	—	48,501	$6,379,000.00	$1,336,425.10	$7,715,425.10	$60,746.60

Norwest Equity Partners VI, LP	33.33%	1,636	343	12,436	—	12,436	$1,635,666.67	$342,748.31	$1,978,414.98	$15,579.47
Norwest Equity Partners VII, LP	66.67%	3,271	685	24,872	—	24,872	$3,271,333.33	$685,287.12	$3,956,620.45	$31,149.41
Total Norwest		4,907	1,028	37,308	—	37,308	$4,907,000.00	$1,028,035.43	$5,935,035.43	$46,728.88

TOTAL PRINCIPAL STOCKHOLDERS		104,510	21,895	553,240	241,436	794,676	$104,510,000.00	$21,895,248.07	$126,405,248.07	$995,238.55

WAND PRINCIPALS
Bruce W. Schnitzer		—	59		—	—	$—	$58,661.08	$58,661.08	$2,666.41
John S. Struck		—	25		—	—	$—	$25,140.46	$25,140.46	$1,142.75
Patrick McLaughlin		—	21		—	—	$—	$20,950.39	$20,950.39	$952.29
TOTAL WAND PRINCIPALS		—	105	—	—	—	$—	$104,751.93	$104,751.93	$4,761.45

MANAGEMENT			—
Bruce Milligan		294	—	29,838	—	29,838	$294,000.00	$—	$294,000.00	$—
Martin Cummings		98	—	9,946	—	9,946	$98,000.00	$—	$98,000.00	$—
Steve Mudd		98	—	9,946	—	9,946	$98,000.00	$—	$98,000.00	$—
TOTAL MANAGEMENT		490	—	49,730	—	49,730	$490,000.00	$—	$490,000.00	$—

TOTAL		105,000	22,000	602,970	241,436	844,406	$105,000,000.00	$22,000,000.00	$127,000,000.00	$1,000,000.00

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RTXA, INC.

SCHEDULE 4.09(a)

	Common Stock		Preferred Stock
Stockholder		%		%
Bruce W. Schnitzer	42,331	56.00%	840	56.00%
John S. Struck	18,142	24.00%	360	24.00%
Patrick McLaughlin	15,118	20.00%	300	20.00%

Total	75,591	100.00%	1,500	100.00%

RTXA, INC.

SCHEDULE 4.09(c)

Pro Forma Capitalization Table

		Preferred Stock					Common Stock
Stockholder		Series A Shares	% of Series	Series B Shares	% of Series	% of Preferred	Class A	Class B	Total	Voting %	Fully- Diluted %
PRINCIPAL STOCKHOLDERS
BancAmerica Capital Investors SBIC I, L.P.		39,252	36.86%	8,223	37.38%	36.95%	57,034	241,436	298,470	8.41%	29.85%

Greenhill Capital Partners, L.P.	61.85%	24,276	22.79%	5,086	23.12%	22.85%	184,598	—	184,598	27.20%	18.46%
Greenhill Capital Partners (Cayman), L.P.	8.84%	3,469	3.26%	727	3.30%	3.27%	26,377	—	26,377	3.89%	2.64%
Greenhill Capital Partners (Executive), L.P.	9.76%	3,832	3.60%	803	3.65%	3.61%	29,136	—	29,136	4.29%	2.91%
Greenhill Capital, L.P.	19.55%	7,675	7.21%	1,608	7.31%	7.22%	58,360	—	58,360	8.60%	5.84%
Total Greenhill		39,252	36.86%	8,223	37.38%	36.95%	298,471	—	298,471	43.99%	29.85%

Brazos Equity Fund 2000, L.P.		14,720	13.82%	3,084	14.02%	13.86%	111,926	—	111,926	16.49%	11.19%

21st Century Group Equity Fund, L.P.	93.86%	5,987	5.62%	1,254	5.70%	5.64%	45,521	—	45,521	6.71%	4.55%
21st Century Group Coinvestors I, L.P.	6.14%	392	0.37%	82	0.37%	0.37%	2,980	—	2,980	0.44%	0.30%
Total 21st Century		6,379	5.99%	1,336	6.07%	6.00%	48,501	—	48,501	7.15%	4.85%

Norwest Equity Partners VI, LP	33.33%	1,636	1.54%	343	1.56%	1.54%	12,436	—	12,436	1.83%	1.24%
Norwest Equity Partners VII, LP	66.67%	3,271	3.07%	685	3.11%	3.08%	24,872	—	24,872	3.67%	2.49%
Total Norwest		4,907	4.61%	1,028	4.67%	4.62%	37,308	—	37,308	5.50%	3.73%

TOTAL PRINCIPAL STOCKHOLDERS		104,510	98.13%	21,895	99.52%	98.37%	553,240	241,436	794,676	81.53%	79.47%

WAND PRINCIPALS
Bruce W. Schnitzer		840	0.79%	59	0.27%	0.70%	42,331	—	42,331	6.24%	4.23%
John S. Struck		360	0.34%	25	0.11%	0.30%	18,142	—	18,142	2.67%	1.81%
Patrick McLaughlin		300	0.28%	21	0.10%	0.25%	15,118	—	15,118	2.23%	1.51%
TOTAL WAND PRINCIPALS		1,500	1.41%	105	0.48%	1.25%	75,591	—	75,591	11.14%	7.56%

MANAGEMENT
Bruce Milligan		294	0.28%	—	0.00%	0.23%	29,838		29,838	4.40%	2.98%
Martin Cummings		98	0.09%	—	0.00%	0.08%	9,946		9,946	1.47%	0.99%
Steve Mudd		98	0.09%	—	0.00%	0.08%	9,946		9,946	1.47%	0.99%
TOTAL MANAGEMENT		490	0.46%	—	0.00%	0.38%	49,730	—	49,730	7.33%	4.97%

TOTAL		106,500	100.00%	22,000	100.00%	100.00%	678,561	241,436	919,997	100.00%	92.00%

OPTION PLAN		—	0.00%	—	0.00%	0.00%	80,000	—	80,000		8.00%

FULLY DILUTED TOTAL		106,500	100%	22,000	100%	100%	758,561	241,436	999,997		100.00%